BLACKROCK FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
OF BLACKROCK PRINCIPAL PROTECTED TRUST

SUPPLEMENT DATED NOVEMBER 20, 2008
TO THE REGISTRATION STATEMENT DATED DECEMBER 21, 2007

Effective November 17, 2008, the following changes are made to the Registration Statement of BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust.

The section in the Registration Statement captioned “Portfolio Managers” on page 18 is amended as follows:

The description of the Fund’s portfolio managers is deleted and the following description is inserted below the heading:

The Fundamental Growth Component is managed by a team of investment professionals. Jeffrey Lindsey and Edward Dowd are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fundamental Growth Component. Jonathan A. Clark is the Fund’s other portfolio manager. Mr. Clark oversees the Fund’s asset allocation process and manages the allocation between the Fundamental Growth Component and the Protection Component.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management Company (SSRM) in 2005. Mr. Lindsey is head of BlackRock’s Large Cap Growth equity team. He is primarily responsible for the financials and health care sectors. Mr. Lindsey, as Managing Director at SSRM, headed the Mid- and Large-Cap Growth Teams. He joined SSRM in 2002 and was promoted to Chief Investment Officer — Growth in 2003. He was responsible for overseeing all of the firm’s growth and core products. He was the co-portfolio manager of the State Street Legacy Fund and the firm’s large cap growth institutional portfolios. Prior to joining SSRM, he spent eight years at Putnam Investments, most recently as Managing Director and Director of Concentrated Growth Products.

Mr. Dowd joined BlackRock as a Director following the SSRM merger, and was promoted to Managing Director in 2006. He is primarily responsible for the technology and energy sectors. Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the prior five years, he also served as a Senior Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

Mr. Clark has been a Managing Director of and portfolio manager with BlackRock since 2008 and a Director thereof since 2006. Before joining BlackRock, he was a Director of MLIM and was a Vice President of MLIM from 1999 to 2005. Mr. Clark has fifteen years’ experience as a portfolio manager and trader. Mr. Clark has been a member of the Fund’s portfolio management team since 2006. For more information about the portfolio managers compensation, other accounts they manage and their ownership of Fund shares, please see Part B to this Registration Statement.

In addition, all other references to Thomas Burke throughout the Registration Statement are hereby deleted.